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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 12, 2000



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                      001-2979               No. 41-0449260
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)             Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 1-800-411-4932


                                 Not applicable
          (Former name or former address, if changed since last report)
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Item 7:   Financial Statements and Exhibits
          ---------------------------------

          As of October 12, 2000, Wells Fargo & Company (the "Company") and Citibank, N.A. ("Citibank") entered into the First Supplemental Indenture, amending certain terms of the Company's Medium-Term Notes, Series A, Senior Floating Rate Notes, EXtendible Liquidity SecuritiesSM issued under the Indenture dated as of July 21, 1999 between the Company and Citibank. The purpose of this Current Report is to file with the Securities and Exchange Commission such First Supplemental Indenture.

          (c)  Exhibits

               4.1 First Supplemental Indenture dated as of October 12, 2000 between Wells Fargo & Company and Citibank, N.A.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 12, 2000.


                                       WELLS FARGO & COMPANY


                                       By /s/  Les L. Quock
                                          --------------------------------------
                                          Les L. Quock
                                          Senior Vice President and Controller




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